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                                                                   EXHIBIT 10.47

CLAYTON UTZ

Deed of Floating Charge

Australia Southern Railroad Pty Limited
Chargor

ANZ Capel Court Limited
Security Agent

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TABLE OF CONTENTS

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
1.    DEFINITIONS AND INTERPRETATION.................................................       1

      1.1         Definitions........................................................       1
      1.2         Interpretation.....................................................       2
      1.3         Document or agreement..............................................       3
      1.4         Capacity of Security Agent.........................................       3

2.    FEATHERWEIGHT FLOATING CHARGE..................................................       3

      2.1         Floating Charge....................................................       3
      2.2         Conversion.........................................................       5

3.    COVENANT TO PAY................................................................       5

4.    ENFORCEMENT....................................................................       5

5.    APPOINTMENT OF RECEIVER........................................................       6

      5.1         Appointment........................................................       6
      5.2         Agent of Chargor...................................................       6
      5.3         Receiver's powers..................................................       6
      5.4         Receiver appointed after commencement of winding up................       8
      5.5         Powers exercisable by the Security Agent...........................       8
      5.6         Withdrawal.........................................................       8
      5.7         Indemnity for Enforcement Costs....................................       9

6.    DISCHARGE......................................................................       9

7.    APPLICATION OF MONEYS RECEIVED.................................................       9

      7.1         Order..............................................................       9
      7.2         Only actual receipts credited......................................       9
      7.3         Priorities.........................................................       9

8.    OTHER SECURITY OVER CHARGED PROPERTY...........................................      10

9.    PROTECTION OF FINANCIERS AND RECEIVER..........................................      10

10.   PROTECTION OF THIRD PARTIES....................................................      10

      10.1        No enquiry.........................................................      10
      10.2        Receipt............................................................      11

11.   CONTINUING SECURITY............................................................      11

12.   OTHER SECURITIES...............................................................      11

13.   SEVERABILITY OF PROVISIONS.....................................................      11

14.   LIMIT ON ENFORCEMENT...........................................................      11

15.   ASSIGNMENTS....................................................................      11

      15.1        Assignment by Chargor..............................................      11
      15.2        Assignment by Security Agent.......................................      12

16.   GOVERNING LAW AND JURISDICTION.................................................      12
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DEED OF CHARGE MADE ON 7 NOVEMBER 1997 AS ASSIGNED ON OR ABOUT 18 AUGUST 1999
AND ON OR ABOUT 17 DECEMBER 2000 AND AMENDED ON 5 DECEMBER 2003

PARTIES           AUSTRALIA SOUTHERN RAILROAD PTY LIMITED ACN 079 444 296
                  ("CHARGOR")

                  ANZ CAPEL COURT LIMITED ABN 30 004 768 807 as trustee of the Australian Railroad Group Security Trust ("SECURITY AGENT")

RECITALS

A. The Financiers may from time to time extend financial accommodation to or for the account of the Borrower or another person on the security of this Deed.

B. This Deed is given to the Security Agent as trustee of the Australian Railroad Group Security Trust.

THIS DEED PROVIDES

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         Terms defined in the Common Provisions or the Security Trust Deed have the same meanings in this Deed (and in the event of any inconsistency between those two documents the definitions in the Common Provisions will apply). In addition, the following definitions apply in this document:

         "BELOW TRACK PROPERTY" means any track infrastructure, such as railway track, ballast, sleepers, stations or platforms owned by the Chargor.

         "CHARGE" means the charge created by clause 2.1.

         "CHARGED PROPERTY" means all the Chargor's property anywhere (real or personal) including its Unpaid Capital.

         "CHARGE ENFORCEMENT EVENT" means any of the following:

         (a) a Default Notice has been issued notifying that a default has occurred under the Lease which default, if not rectified, will entitle the Lessor to terminate the Lease and the notified default has not been rectified during the cure period, if any, provided to the Chargor under the Lease; or

         (b)      an administrator has been appointed to the Chargor pursuant to section 436A, 436B or 436C of the Corporations Act.

         "CHARGE ENFORCEMENT PERIOD" means, with reference to any Charge Enforcement Event, the period commencing on the occurrence of that Charge Enforcement Event and ending on:

         (c) where the Charge Enforcement Event is of the type referred to in paragraph (a) of the definition of that term in this clause 1.1, the date on which the event referred to in the Default Notice is rectified or waived in accordance with the provisions of the Lease;

         (d) where the Charge Enforcement Event is of the type referred to in paragraph (b) of the definition of that term in this clause 1.1, the date on which the administration ceases, other than under the provisions of section 435C(2)(c) or 435C(3)(g) of the Corporations Act, provided that as at that date no Default Notice has been issued in respect of that Charge Enforcement Event under the Lease or, if issued, has been subsequently retracted or the relevant event has been rectified or waived in

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                  accordance with the provisions of the Lease.

         "COMMON PROVISIONS" means the deed entitled "Common Terms Deed" dated on or about 1 December 2003 between Australian Railroad Group Pty Limited, the companies listed in Part I of Schedule 1 of that deed as original guarantors, the financial institutions listed in Part II of
         Schedule 1 of that deed as original lenders and ANZ Capel Court Limited, as Security Agent.

         "CORPORATIONS ACT" means the Corporations Act 2001 (Commonwealth).

         "DEFAULT NOTICE" means a notice issued to the Security Agent on the terms contemplated by clause 3.3(b) of the Tripartite Deed.

         "LEASE" means the deed entitled "Deed of Agreement to Lease and Charge" dated 7 November 1997 between the Lessor, SA Rail Pty Limited and the Chargor.

         "LESSOR" means the Minister for Transport and Urban Planning, a body corporate under the Administrative Arrangements Act 1994 (South Australia).

         "POWER" means a power, right, authority, discretion or remedy which is conferred on the Security Agent or a Receiver by this Deed or by law in relation to this Deed.

         "RECEIVER" means a receiver or receiver and manager appointed under this Deed.

         "RESTRICTED PROPERTY" means:

         (a) any rights or interests of the Chargor under or in connection with the Lease; and

         (b)      the Below Track Property.

         "SECURED MONEY" means any money which the Borrower or a Chargor is obliged (whether that obligation is present or future, actual or contingent) to pay to the Security Agent or the Financiers or another Beneficiary under this Deed or another Finance Document.

         "SECURITY TRUST DEED" means the deed entitled "Security Trust Deed" dated 12 December 2000 and as amended and novated on or about 5 December 2003 between the Borrower and the Security Agent.

         "TRIPARTITE DEED" means the deed entitled "Tripartite Deed" dated on or about 13 December 2000 between the Lessor, the Chargor and the Security Agent.

         "UNPAID CAPITAL" means any uncalled or unpaid share capital or premiums of the Chargor.

1.2      INTERPRETATION

         Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise:

         (a)      the singular includes the plural and the converse;

         (b)      a gender includes all genders;

         (c) where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

         (d) a reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them;

         (e) a reference to a clause, annexure or schedule is a reference to a clause of, or annexure or schedule to, this Deed;

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         (f)      a reference to a party to this Deed or another agreement or document includes the party's successors and permitted substitutes or assigns;

         (g) a reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it;

         (h) a reference to "writing" includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form;

         (i) a reference to "conduct" includes an omission, statement or undertaking, whether or not in writing;

         (j) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

         (k) a reference to an "asset" includes any real or personal, present or future, tangible or intangible property or asset (including intellectual property) and any right, interest, revenue or benefit in, under or derived from the property or asset; and

         (l) a reference to a consent, approval or agreement not being unreasonably withheld includes it not being unreasonably delayed.

1.3      DOCUMENT OR AGREEMENT

         A reference to:

         (a) an "agreement" includes a Security, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing;

         (b) a "document" includes an agreement (as so defined) in writing or a certificate, notice, instrument or document; and

         (c) a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time.

1.4      CAPACITY OF SECURITY AGENT

         (a) The Security Agent enters into this Deed in its capacity as trustee under the Security Trust Deed and, notwithstanding anything in this Deed, the Chargor acknowledges that any rights which it may have against the Security Agent under or in respect of this Deed shall not be against the Security Agent personally but against the Security Agent solely in its capacity as trustee under the Security Trust Deed. Accordingly, the Security Agent may not be called on or be liable to satisfy any such rights out of any of its personal assets, and recourse (if any) against the Security Agent shall be limited to the assets held by it in its capacity as trustee under the Security Trust Deed.

         (b) However, despite anything in clause 1.4(a), the Security Agent is personally liable to the extent that a liability under this document arises out of the Security Agent's own fraud, wilful misconduct, gross negligence or breach of trust which disentitles it from an indemnity out of the assets of the Australian Railroad Group Security Trust in relation to the relevant liability.

2.       FEATHERWEIGHT FLOATING CHARGE

2.1      FLOATING CHARGE

         (a) The Chargor charges by way of floating charge to the Security Agent the Charged

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                  Property as continuing security for the payment of the Secured
                  Money.

         (b)      The Security Agent and the Chargor agree:

                  (i) subject to clauses 5.3 and 5.4 of the Common Provisions and clause 2.1(b)(ii) of this Deed, the Chargor may, without the consent of the Security Agent or of any other person:

                           A. create or permit to subsist any Security which affects the Charged Property or any part of it or enter into any sale, transfer or other disposal of the type referred to in clause 5.3(b) of the Common Provisions of or in respect of the Charged Property or any part of it; and/or

                           B. enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of the Charged Property or any part of it;

                  (ii) notwithstanding any other provision of any Finance Document, the Chargor may not, except with the consent of all Lenders or in accordance with clause 2.1(b)(iii):

                           A. create or permit to subsist any Security which affects the Restricted Property or any part of it or enter into any sale, transfer or other disposal of the type referred to in clause 5.3(b) of the Common Provisions of or in respect of the Restricted Property or any part of it; or

                           B. enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of the Restricted Property or any part of it;

                  (iii) the Chargor may, without the consent of the Security Agent or any Beneficiary, enter into any transaction of the nature referred to in clause 2.1(b)(ii) in respect of or in relation to the Below Track Property, or any part of it, which constitutes non-essential track infrastructure (each a "TRANSACTION"), provided the Transaction would otherwise be permitted in accordance with clause 5.3 or 5.4 of the Common Provisions, in connection with any proposal by the Chargor for use of any part of the Below Track Property which is non-essential track infrastructure for purposes other than the carriage of freight or associated uses (for example, but without limiting the generality of this clause, use for retail purposes), where that use does not impair the ability of the Chargor to carry out its business, as carried out as at the date of the Common Provisions;

                  (iv) subject to this clause 2.1(b) and clause 5.3 of the Common Provisions, if the Chargor creates or allows to exist a Security over the Charged Property, then any such Security ranks ahead of the Charge. In such circumstances and as soon as practicable after a request by the Chargor, the Security Agent agrees to enter into a priority agreement with respect to that Security in order to give effect to this clause, in a form reasonably acceptable to the Chargor;

                  (v) if a Charge Enforcement Event occurs, unless the Security Agent agrees otherwise, the Charge immediately and without the Security Agent

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                           having to give notice to the Chargor takes effect as
                           a fixed charge over the Charged Property. Despite any applicable rule of law to the contrary the Charge does not otherwise take effect as a fixed charge in any circumstances; and

                  (vi) notwithstanding any other provision of this Deed or any other Finance Document, at the expiration of the Charge Enforcement Period for any Charge Enforcement
                           Event:

                           A. the fixed charge over the Charged Property immediately takes effect as a floating charge over that Charged Property;

                           B. the Security Agent will direct any Receiver which it has appointed to the Chargor or the assets of the Chargor to vacate office; and

                           C.       until another Charge Enforcement Event
                                    occurs:

                                    1)       the Chargor may deal with the
                                             Charged Property as if it had
                                             always been charged by way of a
                                             floating charge under the Charge;
                                             and

                                    2)       a person dealing with the Chargor
                                             in relation to the Charged Property
                                             may rely on a certificate from the
                                             Security Agent as conclusive
                                             evidence that, as from the expiry
                                             of the Charge Enforcement Period,
                                             the Charged Property is charged by
                                             way of floating charge. The
                                             Security Agent agrees that it will,
                                             at the request of the Chargor,
                                             issue certificates on the terms
                                             contemplated by this clause
                                             2.1(b)(vi)C.2) provided that the
                                             Chargor provides to the Security
                                             Agent evidence satisfactory to the
                                             Security Agent, acting reasonably,
                                             that the relevant Charge
                                             Enforcement Period has expired.

2.2      CONVERSION

         The Security Agent may, at any time by notice in writing to the Chargor, reconvert its security under the Charge from a fixed charge to a floating charge in respect of any asset or class of asset specified in that notice. Any such conversion will be effective from the moment of receipt by the Chargor of such notice.

3.       COVENANT TO PAY

         The Chargor shall duly and punctually pay the Secured Money when it become payable in accordance with the terms of any Finance Document or, in the absence of any agreement, on demand by the Security Agent.

4.       ENFORCEMENT

         If a Charge Enforcement Event occurs then, during the Charge Enforcement Period for that Charge Enforcement Event, this Deed will become immediately enforceable against the Chargor.

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5.       APPOINTMENT OF RECEIVER

5.1      APPOINTMENT

         To the extent permitted by law, if this Deed has become enforceable against the Chargor under clause 4 (whether or not the Security Agent has entered into possession of all or any of the Charged Property), the Security Agent may during the relevant Charge Enforcement Period:

         (a) appoint any person or any two or more persons jointly or severally or both to be a receiver or receiver and manager of all or any of the Charged Property for the duration of the relevant Charge Enforcement Period;

         (b)      remove any Receiver;

         (c) appoint another Receiver in addition to or in place of a Receiver; and

         (d)      fix or vary the remuneration of a Receiver.

5.2      AGENT OF CHARGOR

         Subject to clause 5.4, every Receiver is the agent of the Chargor and the Chargor alone is responsible for his or her acts and defaults.

5.3      RECEIVER'S POWERS

         The Receiver will have full power to do all or any of the following, in each case (except in the case of clause 5.3(h)), only to the extent necessary for the purposes of rectifying the relevant Charge Enforcement Event or to ensure that the Lease is not terminated:

         (a) (TO TAKE POSSESSION AND MANAGE) to take possession of, get in and manage the Charged Property;

         (b) (TO LEASE) to lease any of the Charged Property for any term (whether or not the Receiver has taken possession);

         (c) (TO CARRY ON BUSINESS) to carry on or concur in carrying on any business;

         (d) (TO ACQUIRE ANY ASSET) to acquire in any manner any asset (including to take it on lease). After that acquisition it will be included in the Charged Property;

         (e) (TO MAINTAIN AND IMPROVE THE CHARGED PROPERTY) to do anything to maintain, protect or improve any of the Charged Property or to obtain income or returns from any of the Charged Property (including by development, sub-division, construction, alteration or repair of any property or by pulling down, dismantling or scrapping any property);

         (f) (BORROW FROM SECURITY AGENT): borrow from the Security Agent any money that may be required for any of the purposes mentioned in clause 5.3(c) or 5.3(e) provided that any money borrowed may not be secured by mortgage, charge or any other Security over the Charged Property (or any part of it), without the Security Agent being bound to enquire whether the borrowing is necessary or proper or responsible for the misapplication or non-application of any money borrowed;

         (g)      (TO LEND) to lend money or provide financial accommodation;

         (h)      (TO SELL):

                  (i) to sell any of the Charged Property (whether or not the Receiver has taken possession);

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                  (ii)     without limitation any sale may be made:

                           A.       by public auction, private treaty or tender;

                           B.       for cash or on credit;

                           C.       in one lot or in parcels;

                           D. either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

                           E. with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security); and

                           F. whether or not in conjunction with the sale of any property by any person;

         (i)      (TO SEVER FIXTURES) to sever fixtures;

         (j) (TO EMPLOY) to employ or discharge any person as employee, contractor, agent, professional adviser, consultant or auctioneer for any purpose;

         (k) (TO COMPROMISE) to make or accept any arrangement or compromise;

         (l) (TO GIVE RECEIPTS) to give receipts for money and other assets;

         (m)      (TO PERFORM AND ENFORCE AGREEMENTS):

                  (i)      to perform or enforce;

                  (ii) to exercise or refrain from exercising the Chargor's rights and powers under; or

                  (iii)    to obtain the benefit in other ways of,

                  any documents or agreements or rights which form part of the Charged Property and any documents or agreements entered into in exercise of any Power;

         (n) (TO VARY AND TERMINATE AGREEMENTS) to vary, rescind or terminate any document or agreement (including surrender or accept the surrender of leases);

         (o) (TO TAKE INSOLVENCY PROCEEDINGS) to make debtors bankrupt, wind up companies and do any thing in relation to any actual or contemplated liquidation (including attend and vote at meetings of creditors and appoint proxies);

         (p) (TO TAKE PROCEEDINGS) to commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Chargor or otherwise;

         (q) (TO EXECUTE DOCUMENTS) to enter into and execute documents or agreements on behalf of the Receiver or the Chargor. This includes using the Chargor's seal and signing, accepting and endorsing cheques, promissory notes and bills of exchange;

         (r) (TO OPERATE BANK ACCOUNTS) to operate any bank account comprising part of the Charged Property and open and operate any further bank account;

         (s) (TO SURRENDER CHARGED PROPERTY) to surrender, release or transfer any of the Charged Property;

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         (t)      (TO EXCHANGE CHARGED PROPERTY) to exchange with any person any of the Charged Property for other property;

         (u) (TO PROMOTE COMPANIES) to promote the formation of companies with a view to purchasing any of the Charged Property or assuming the obligations of the Chargor or otherwise;

         (v) (TO DELEGATE) to delegate to any person approved by the Security Agent any Powers (including delegation);

         (w) (TO HAVE ACCESS) to have access to and make use of the premises, plant, equipment and records and accounting and other services of the Chargor and the services of its staff insofar as they relate to the Charged Property;

         (x) (TO VOTE) to exercise any voting or other rights or powers in respect of any of the Charged Property;

         (y) (OTHER OUTGOINGS) to pay any outgoings or indebtedness of the Chargor or any other person;

         (z) (SECURITY) to redeem any Security or acquire it and any debt secured by it;

         (aa) (MAKE CALLS) to make calls on the members of the Chargor in respect of any Unpaid Capital;

         (bb)     (TO INSURE) to take out insurance; and

         (cc) (INSURANCE CLAIMS) to make, enforce, compromise and settle all claims in respect of insurance.

         All of the above paragraphs are to be construed independently. None limits the generality of any other.

5.4      RECEIVER APPOINTED AFTER COMMENCEMENT OF WINDING UP

         The power to appoint a Receiver may be exercised despite the fact that:

         (a) an order may have been made or a resolution may have been passed to wind up the Chargor; and

         (b) a Receiver appointed in those circumstances may not, or may not in some respects, act as the agent of the Chargor.

5.5      POWERS EXERCISABLE BY THE SECURITY AGENT

         Whether or not a Receiver has been appointed, to the extent permitted by law the Security Agent may exercise any Power of a Receiver at any time during the relevant Charge Enforcement Period without giving notice. It may exercise its Powers without taking possession or being liable as chargee in possession. Without limitation, it may exercise its Powers directly or through one or more agents. In the latter event, anything done or incurred by such an agent will be taken to be done or incurred by the Security Agent.

5.6      WITHDRAWAL

         The Security Agent may at any time give up possession of the Charged Property and may at any time withdraw any receivership.

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5.7      INDEMNITY FOR ENFORCEMENT COSTS

         The Chargor on demand will indemnify the Security Agent for all expenses, including legal fees, costs and disbursements incurred by the Security Agent or a Receiver in or incidental to the exercise or attempted exercise of any power under this Deed.

6.       DISCHARGE

         As soon as reasonably practicable after the Secured Moneys have been fully and finally repaid the Security Agent must execute a release and discharge of this Deed and deliver it to the Chargor. The Security Agent is not obliged to discharge this Deed except in the circumstances specified in this clause 6.

7.       APPLICATION OF MONEYS RECEIVED

7.1      ORDER

         (a) Subject in all circumstances to clause 14, money that the Security Agent or a Receiver receives under or because of this Deed is to be applied in the following order:

                  (i) (EXPENSES) first in payment of all expenses that the Security Agent or a Receiver incurs in or incidental to the exercise or attempted exercise of a power under this Deed;

                  (ii) (OUTGOINGS) then in payment of any other outgoings that the Receiver or the Security Agent thinks it appropriate to pay;

                  (iii) (RECEIVER) then in payment to the Receiver of any remuneration (whether by way of commission or otherwise);

                  (iv) (INDEMNITIES) then in payment to the Security Agent or a Receiver of any amount necessary to give effect to any indemnity contained in this Deed; and

                  (v) (SECURED MONEY) then in payment to the Security Agent of the Secured Money recoverable under this Charge and the Security Agent agrees that it will distribute any such amount to the Beneficiaries rateably in proportion to the Secured Money owed to each of them.

         (b) Any surplus will belong to the Chargor or other persons entitled to it and:

                  (i) the surplus shall accrue interest at the Security Agent's standard deposit rate for amounts equal to the amount of that surplus; and

                  (ii) the Security Agent must pay the surplus together with the interest accrued thereon to the Chargor or other persons entitled to it and is then under no further liability in respect of it.

7.2      ONLY ACTUAL RECEIPTS CREDITED

         In applying any money towards the Secured Money, the Chargor's account will be credited only with the amount of the money that the Security Agent actually receives for that purpose. The credit will date from the time of receipt.

7.3      PRIORITIES

         For the purposes of fixing priorities between the Security created by this Deed and any

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         subsequent Security registered under the Corporations Act and for no other purposes, the Security created by this Deed secures a prospective liability up to a maximum amount of $10.00.

8.       OTHER SECURITY OVER CHARGED PROPERTY

         Any Financier and any Receiver may rely on the certificate of a holder of another Security affecting or purporting to affect the Charged Property as to the amount and property secured by the Security.

9.       PROTECTION OF FINANCIERS AND RECEIVER

         Subject to any law which applies despite an agreement to the contrary, neither the Security Agent nor any Receiver will be liable:

         (a) in respect of any conduct, delay, negligence or breach of duty in the exercise or non-exercise of a Power; nor

         (b)      for any loss (including consequential loss) which results,

         except where it arises from fraud or wilful misconduct on the part of the Security Agent or Receiver.

10.      PROTECTION OF THIRD PARTIES

10.1     NO ENQUIRY

         No party (other than the Security Agent, a Financier or Receiver) to any Dealing (as defined below) and no person asked to register a
         Dealing:

         (a)      is bound to enquire:

                  (i) whether a Charge Enforcement Event has occurred or whether this Deed has become enforceable;

                  (ii) whether a person who is, or purports or is purported to be a Receiver is duly appointed;

                  (iii) the amount of the Secured Money and whether the Secured Money is due and payable; or

                  (iv) in any other way as to the propriety or regularity of the Dealing; or

         (b) is affected by express notice that the Dealing is unnecessary or improper.

         For the protection of any party to a Dealing or a person registering a Dealing, the Dealing will be taken to be authorised by this Deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing.

         In this clause a "Dealing" is:

         (a)      any payment or any delivery or handing over of an asset to; or

         (b) any acquisition, incurring of Financial Indebtedness, receipt, sale, lease, disposal or other dealing, by,

         the Security Agent or any Receiver.

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10.2     RECEIPT

         The receipt of the Security Agent or any Receiver for any moneys or assets payable to, or receivable or received by, it exonerates the person paying those moneys or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

11.      CONTINUING SECURITY

         This Deed is a continuing security despite any settlement of account, intervening payment or anything else until a final discharge of this Deed has been given to the Chargor.

12.      OTHER SECURITIES

         No Power and nothing in this Deed merges in, or in any other way prejudicially affects or is prejudicially affected by:

         (a)      any other Security; or

         (b)      any judgment, right or remedy against any person,

         which the Security Agent or any person claiming through the Security Agent may have at any time.

13.      SEVERABILITY OF PROVISIONS

         (a) Any provision of this Deed which is prohibited of unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.

         (b)      Without limiting the generality of paragraph (a):

                  (i) the definition of Secured Money does not include any liability so long as and to the extent that the inclusion of that liability would avoid, invalidate or render ineffective clause 2 or the Security constituted by this Deed; and

                  (ii) the definition of the Charged Property does not include any asset so long as and to the extent that the inclusion of that asset would invalidate, avoid or render ineffective clause 2 or the Security constituted by this Deed.

14.      LIMIT ON ENFORCEMENT

         Despite any other provision of this Deed or any other Finance Document, the amount recoverable by the Security Agent under this Deed is limited to an aggregate amount of $10.00.

15.      ASSIGNMENTS

15.1     ASSIGNMENT BY CHARGOR

         The Chargor may not assign or transfer any of its rights or obligations under this Deed without the prior written consent of the Security Agent.

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15.2     ASSIGNMENT BY SECURITY AGENT

         Subject to the other Finance Documents, the Security Agent may assign its rights under this Deed in accordance with the Common Provisions and in no other manner whatsoever.

16.      GOVERNING LAW AND JURISDICTION

         (a)      This Deed is governed by New South Wales law.

         (b) The courts having jurisdiction in New South Wales have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this
                  Deed).

         (c) Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in any inconvenient forum, where that venue falls within clause 16(b).

         EXECUTED as a deed.

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